UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2010

SYNUTRA INTERNATIONAL, INC.
(Exact Name of Registrantas Specified in Charter)

Delaware	001-33397	13-4306188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Research Blvd., Suite 500, Rockville, MD		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 840-3888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 4, 2010, William Weiqiao Wu resigned as a director of Synutra International, Inc. (the “Company”) and the Board of Directors of the Company elected Joseph Chow as a new director of the Company. The Board of Directors has designated Mr. Chow as a Class I director and he shall serve for a term ending on the date of the first annual meeting of stockholders following the end of our 2011 fiscal year.  Mr. Chow will also act as an advisor to the Chairman of the Board of Directors and is considered part of the Company’s management team.  Mr. Chow will receive an annual salary of approximately $90,000 (based on the conversion rate of $1.00 to 6.832 Renminbi on April 23, 2010) for his service.  Mr. Wu will continue as a member of the Company’s management team.

In addition, effective June 10, 2010, Joseph Chow will resign as Interim Chief Financial Officer of the Company and the Board of Directors of the Company has appointed Donghao Yang as the Company’s new Chief Financial Officer, effective immediately. Donghao Yang, age 39, has over 15 years of experience in corporate finance, commodity trading and international business development. Mr. Yang has held senior executive and managerial positions in various public and private companies, including serving as Chief Financial Officer Greater China of Tyson Foods, Inc. (NYSE: TSN) from March 2007 to April 2010, as Finance Director Asia Pacific of Valmont Industries, Inc. (NYSE: VMI) from October 2003 to March 2007, and as Director in China Minmetals Brazil Holding Limited from January 1999 to April 2001. Mr. Yang earned a Bachelor of Arts degree in Economics from Nankai University in 1993 and a Master of Business Administration degree from Harvard Business School in 2003.  Mr. Yang will receive an annual salary of approximately $120,000 (based on the conversion rate of $1.00 to 6.832 Renminbi on April 23, 2010) for his service as Chief Financial Officer of the Company.

On May 4, 2010, the Company issued a press release announcing the foregoing.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Text of press release issued by Synutra International, Inc. dated May 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC(Registrant)

Date:	May 4, 2010	By:	/s/ Weiguo Zhang
			Name:	Weiguo Zhang
			Title:	President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by Synutra International, Inc. dated May 4, 2010